Exhibit 99.2

FIBERSTARS, INC.

SECURITIES PURCHASE AGREEMENT

June 17, 2003

TABLE OF CONTENTS

1.	Purchase and Sale of Common Stock and Warrants
	1.1	Sale and Issuance of Common Stock
	1.2	Escrow
	1.3	Initial Closing
	1.4	Second Closing

2.	Representations, Warranties and Covenants of the Company
	2.1	Organization; Good Standing; Qualification
	2.2	Authorization
	2.3	Valid Issuance of Common Stock and Warrants
	2.4	Capitalization
	2.5	Consents
	2.6	Offering
	2.7	General Solicitation
	2.8	No Integrated Offering
	2.9	Brokers or Finders
	2.10	Nasdaq Compliance
	2.11	SEC Filings and Financial Statements
	2.12	Intellectual Property
	2.13	No Material Adverse Change
	2.14	Contracts
	2.15	Taxes
	2.16	Investment Company
	2.17	Insurance
	2.18	Legal Proceedings
	2.19	Subsidiaries
	2.20	Reservation of Common Stock
	2.21	Reporting Status
	2.22	Filing of Form 8-K
	2.23	Corporate Existence
	2.24	Transfer Agent Instructions

3.	Representations, Warranties and Covenants of the Investors
	3.1	Authorization
	3.2	Purchase Entirely for Own Account
	3.3	Reliance Upon Investor’s Representations
	3.4	Receipt of Information
	3.5	Investment Experience
	3.6	Accredited Investor
	3.7	Restricted Securities
	3.8	Legends
	3.9	Requirements of Foreign Jurisdictions
	3.10	No Legal, Tax or Investment Advice

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	3.11	Questionnaires
	3.12	Short Sales

4.	Registration of the Shares; Compliance with the Securities Act.
	4.1	Registration Procedures and Expenses
	4.2	Transfer of Registrable Shares After Registration; Suspension
	4.3	Indemnification
	4.4	Termination of Conditions and Obligations

5.	Conditions of each Investor’s Obligations at Closing
	5.1	Representations and Warranties
	5.2	Performance
	5.3	Qualifications
	5.4	Opinion of Counsel
	5.5	Required Shareholder Approval
	5.6	Certificates
	5.7	Organizational Documents
	5.8	Filings
	5.9	Nasdaq Listing
	5.10	Rights Agreement Amendment

6.	Conditions of the Company’s Obligations at Closing
	6.1	Representations and Warranties
	6.2	Performance
	6.3	Qualifications
	6.4	Investor Questionnaires
	6.5	Purchase Price
	6.6	Required Shareholder Approval
	6.7	Rights Agreement Amendment

7.	Miscellaneous
	7.1	Entire Agreement
	7.2	Survival
	7.3	Successors and Assigns
	7.4	Governing Law
	7.5	Counterparts
	7.6	Titles and Subtitles
	7.7	Notices
	7.8	Expenses
	7.9	Attorneys’ Fees
	7.10	Amendments and Waivers
	7.11	Severability
	7.12	Rights of the Investor
	7.13	Conflict of Interest Waiver
	7.14	Short Sales

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Exhibits

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FIBERSTARS, INC.

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), made as of the 17 day of June 2003, by and among FIBERSTARS, INC., a Delaware corporation (the “Company”), and each of the persons listed on the Schedule of Investors  (the “Schedule of Investors”) attached hereto as Exhibit A (each of whom is herein referred to individually as an “Investor” and collectively as the “Investors”).

WITNESSETH:

WHEREAS, the parties hereto desire to enter into this Agreement for the purpose of setting forth certain representations, warranties and covenants made by each to the other as an inducement to the execution and delivery of this Agreement and the conditions precedent to the consummation of the transactions set forth herein,

NOW, THEREFORE, in consideration of the premises and of the mutual provisions, agreements and covenants herein contained, the parties hereto agree as follows:

1.             Purchase and Sale of Common Stock and Warrants.

1.1                                 Sale and Issuance of Common Stock  Subject to the terms and conditions of this Agreement (including without limitation, Sections 5 and 6 hereof), each Investor severally (and not jointly and severally) agrees to purchase at the Initial Closing or the Second Closing (as such terms are defined below), as the case may be, and the Company agrees to issue and sell to the Investors at the Initial Closing or the Second Closing, as the case may be, that number of shares (the “Shares”) of common stock, $0.0001 par value, of the Company (the “Common Stock”) and, warrants, in the form attached hereto as Exhibit B (the “Warrants”), set forth above such Investor’s name on the signature pages hereto at a price per Share equal to $3.25 (the “Purchase Price”) and for an aggregate investment in dollars set forth opposite such Investor’s name on the Schedule of Investors.  The Shares and Warrants to be issued and sold by the Company at the Initial Closing are hereinafter referred to as the “Initial Shares” and “Initial Warrants,” the Shares and Warrants to be issued and sold by the Company at the Second Closing are hereinafter referred to as the “Additional Shares” and “Additional Warrants,” the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are hereinafter referred to as the “Warrant Shares,” and the Shares and Warrants are collectively referred to herein as the “Securities.”

1.2                                 Escrow.  On or before the Initial Closing, each of the Investors shall deposit their respective Purchase Price for the Shares and Warrants as indicated on the Schedule of Investors by wire transfer of immediately available funds in accordance with the Company’s written wire instructions into the escrow account (the “Escrow”) established pursuant to the terms of the escrow agreement in the form attached hereto as Exhibit C that has been executed by all of the Investors and the Company (the “Escrow Agreement”); it being understood and agreed that until the Initial Closing or the Second Closing, as the case may be, the funds in the Escrow shall remain the sole property of each of the Investors pro rata in proportion to the actual amount funded by each Investor.

1.3                                 Initial Closing.  The completion of the purchase and sale of the Initial Shares and Initial Warrants pursuant to Section 1.1 (the “Initial Closing”) shall take place at the offices of Pillsbury Winthrop LLP, 2550 Hanover Street, Palo Alto, California 94304, at 8:00 A.M., Palo  Alto time, on the third business day following the date on which the last to be fulfilled or waived of the conditions set forth in Section 5 and Section 6 pertaining to the Initial Closing (other than those conditions that by their nature can only be fulfilled at the Initial Closing) shall have been fulfilled or waived (by each of the parties hereto), or such other place and time to be mutually agreed upon by the Company and the Investors.  Subject to satisfaction or waiver of the conditions set forth in Section 5 and 6 hereof, at the Initial Closing, the Investors identified on the Schedule of Investors as participants in the Initial Closing (the “Initial Closing Investors”) shall purchase the number of Initial Shares and Initial Warrants set forth opposite such Investors’ names on the Schedule of Investors.  Aggregate Initial Shares to be sold at the Initial Closing shall not exceed 19.9% of the number of shares of Company Common Stock issued and outstanding as of the date of this Agreement.  Funds shall be released to the Company from the Escrow on behalf of the Initial Closing Investors as payment for the Initial Shares and Initial Warrants as provided in the Escrow Agreement.  Upon receipt of payment therefor, the Company shall deliver to each Initial Closing Investor one or more stock certificates representing the number of Initial Shares, and an Initial Warrant representing the number of Warrant Shares, set forth opposite such Investor’s name on the Schedule of Investors, each such certificate and Initial Warrant to be registered in the name of the Investor or, if so indicated on the Stock Certificate and Warrant Questionnaire attached hereto as Exhibit D-1 (the “Stock Certificate and Warrant Questionnaire”), in the name of a nominee designated by such Investor.

1.4                                 Second Closing.  The completion of the purchase and sale of the Additional Shares and Additional Warrants (the “Second Closing”) shall occur at the offices of Pillsbury Winthrop LLP, 2550 Hanover Street, Palo Alto, California 94304, at 8:00 A.M., San Francisco time, on the third business day following the date on which the last to be fulfilled or waived of the conditions set forth in Section 5 and Section 6 pertaining to the Second Closing (other than those conditions that by their nature can only be fulfilled at the Second Closing) shall have been fulfilled or waived (by each of the parties hereto), or such other place and time to be specified by the Company, and of which the Investors will be notified not less than two (2) business days in advance by the Company.  Subject to satisfaction or waiver of the conditions set forth in Section 5 and 6 hereof, at the Second Closing, the Investors identified on the Schedule of Investors as participants in the Second Closing (the “Second Closing Investors”) shall purchase the number of Additional Shares and Additional Warrants set forth opposite such Investors’ names on the Schedule of Investors.  Funds shall be released to the Company from the Escrow on behalf of the Second Closing Investors as payment for the Additional Shares and Additional Warrants.  Upon receipt of payment therefor, the Company shall deliver to each Investor one or more stock certificates representing the number of Additional Shares, and an Additional Warrant representing the number of Warrant Shares, set forth opposite such Investor’s name on the Schedule of Investors, each such certificate and Additional Warrant to be registered in the name of the Investor or, if so indicated on the Stock Certificate and Warrant Questionnaire, in the name of a nominee designated by such Investor.  The Initial Closing and the Second Closing are collectively referred to as the “Closing.”

2.                                       Representations, Warranties and Covenants of the Company.  The Company hereby represents, warrants and covenants to each Investor that, except as otherwise disclosed in the Company’s periodic report on Form 10-Q for the quarter ended March 31, 2003, the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, the Company’s proxy statement for its 2003 annual meeting and the Company’s current report on Form 8-K dated April 23, 2003 (collectively the “SEC Documents”), or as set forth in the correspondingly numbered section of the Disclosure Schedule delivered to each Investor in connection herewith, all of which qualify the following representations and warranties in their entirety:

2.1                                 Organization; Good Standing; Qualification.  Each of the Company and its subsidiaries has been duly incorporated and is validly existing and in good standing under the laws of the state of its incorporation, has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted.  The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which its ownership or leasing of assets, or the conduct of its business, makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a material adverse effect upon the business, condition (financial or otherwise), properties, assets or operations of the Company and its subsidiaries as a whole (“Material Adverse Effect”).

2.2                                 Authorization.  The Company has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder, including the issuance of the Securities and Warrant Shares, subject to obtaining the requisite Shareholder approval of the transactions contemplated herein to occur at the Second Closing in a manner that complies with NASD Rule 4350(i) (the “Required Shareholder Approval”).  The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, subject to obtaining the Required Shareholder Approval.  This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against it in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (c) to the extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws.  The execution, delivery and performance of this Agreement will not violate any provision of the Company’s Articles of Incorporation or Bylaws (each as amended to date), will not conflict with, result in any breach of any of the terms, conditions or provisions of, constitute (with or without notice or lapse of time or both) a default under, or require a consent or waiver under any material indenture, lease, agreement or other instrument to which the Company is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Company.

2.3                                 Valid Issuance of Common Stock and Warrants.  The Shares and the Warrants have been duly authorized and, when issued, sold and delivered against payment therefor in accordance with the terms of this Agreement, will be validly issued and, in the case of the Shares, fully paid and nonassessable and free and clear of all liens, taxes and encumbrances except for restrictions on transfer contained herein, and not be subject to preemptive or similar rights.  The Warrant Shares have been duly authorized and, upon exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and nonassessable and free and clear of all liens, taxes and encumbrances except for restrictions on transfer contained herein, and not be subject to preemptive or similar rights.

2.4                                 Capitalization.  The authorized capital stock of the Company consists of 30,000,000 shares of Common Stock, of which 4,667, 321 shares (the “Issued Stock”) were issued and outstanding as of April 30, 2003, and 2,000,000 shares of preferred stock (“Preferred Stock”), none of which were issued and outstanding as of April 30, 2003.  As of April 30, 2003, 261,505 shares of Common Stock were reserved for issuance under the Company’s 1988 Stock Option Plan, 1994 Stock Incentive Plan, 1994 Director’s Stock Option Plan and 1994 Stock Purchase Plan (collectively, the “Stock Incentive Plans”), and 1,598,545 shares of Common Stock were issuable upon the exercise of outstanding stock options under the Company’s Stock Incentive Plans.  As of the date hereof 100,000 shares of Preferred Stock, designated as “Series A Participating Preferred Stock,” were reserved for issuance pursuant to the Rights Agreement, dated as of September 20, 2001, between the Company and Mellon Investors Services LLC (the “Rights Agreement”).  All shares of Issued Stock have been duly authorized and validly issued and are fully paid and nonassessable.  As of April 30, 2003, a total of 1,165,726 shares of Common Stock were reserved for issuance under outstanding warrants (the “Outstanding Warrants”).  Other than pursuant to the Stock Incentive Plans, each as amended to date, the Rights Agreement, the Outstanding Warrants and this Agreement, (A) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights created by statute, the Company’s Articles of Incorporation or By-laws or any agreement or instrument to which the Company is a party; and (B) there are no options, warrants, rights to subscribe to, calls or commitments or agreements of any character which the Company is bound to issue additional shares of capital stock of the Company or obligating the Company to grant, effect or enter, into any such option, warrant, right to subscribe to, call, commitment or agreement.  The Company has made available to each Investor true and correct copies of the Company’s Articles of Incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s By-laws, as amended and as in effect on the date hereof (the “By-laws”).

2.5                                 Consents.  No consent, approval, qualification, order or authorization of, or filing with, any local, state or federal governmental authority or any other person or entity is required on the part of the Company or any of its subsidiaries in connection with the Company’s valid execution, delivery or performance of this Agreement or the offer, sale or issuance of the Securities and the Warrant Shares except any notices of sale required to be filed with the Securities and Exchange Commission (“SEC”) under Regulation D (“Regulation D”) of the Securities Act of 1933, as amended (the “Securities Act”), or such post-Closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

2.6                                 Offering.  Subject to the accuracy of each Investor’s representations set forth in this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and all applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption. The Company agrees to file a

Form D with respect to the Securities and Warrant Shares as required under Regulation D and to provide a copy thereof to each Investor promptly after such filing.

2.7                                 General Solicitation.  Neither the Company nor any other person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of the Securities.

2.8                                 No Integrated Offering.  Neither the Company nor its subsidiaries, nor any of their affiliates nor any person acting on the Company’s behalf has, directly or indirectly, made nor will any such party make, any offer or sale of any security or solicitation of any offer to buy any security under circumstances, that in the opinion of the Company’s counsel, would eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby.

2.9                                 Brokers or Finders.  Neither the Company nor any of its subsidiaries has incurred, and will not incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby, and no broker, finder, agent or similar intermediary has acted for or on behalf of the Company for which any Investor would become liable for any fees, commissions or similar charges.

2.10                           Nasdaq Compliance.  The Common Stock is listed on Nasdaq, and the Company has taken no action designed to or likely to have the effect of suspension of or delisting the Common Stock from Nasdaq.  On the respective Closings, the Company shall have applied for the listing of the Shares and Warrant Shares, in each case, upon Nasdaq and shall use all reasonable efforts to maintain, at its expense, so long as any of the Securities or Warrant Shares are outstanding, such listing of all Shares from time to time issuable hereunder and all Warrant Shares from time to time issuable upon exercise of the Warrants.

2.11                           SEC Filings and Financial Statements.  The financial statements included in the SEC Documents are hereafter collectively referred to as the “Financial Statements.”  The balance sheet contained in the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2003 shall be referred herein as the “Company Balance Sheet” and the date of such balance sheet shall be referred to herein as the “Company Balance Sheet Date.”  Each of the balance sheets included in the Financial Statements (including any related notes and schedules) presents fairly the financial position of the Company as of its date, and the other financial statements included in the Financial Statements (including any related notes and schedules) present fairly the results of operations or other information included therein of the Company for the periods or as of the dates therein set forth (subject, in the case of interim financial statements, to normal year-end adjustments), and each of the Financial Statements was prepared in accordance with generally accepted accounting principles consistently applied during the periods involved (except as otherwise stated therein and except that interim financial statements may not contain all footnotes required by generally accepted accounting principles).  The Company has filed all reports required to be filed by it since the Company Balance Sheet Date pursuant to the reporting requirements of the Exchange Act.  None of the documents filed with the SEC and referred to in this Section 2.11 contained, as of its date, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

2.12                           Intellectual Property.  The Company owns or possesses adequate rights to use all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, copyrights or other information (collectively, “Intellectual Property”), which are necessary to conduct its businesses as currently conducted, except where the failure to currently own or possess would not result, either individually or in the aggregate, in a Material Adverse Effect.  The Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any Intellectual Property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect, and to the Company’s knowledge, none of the patent rights owned or licensed by the Company are unenforceable or invalid.

2.13                           No Material Adverse Change.  Since the Company Balance Sheet Date, except as set forth in the Company’s SEC Documents (a) there has been no material adverse change in the business, properties, results of operations or financial condition of the Company, whether or not arising in the ordinary course of business (“Material Adverse Change”), and (b) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.  Since the Company Balance Sheet Date until the date of this Agreement, except as set forth in the Company’s SEC Documents filed with the SEC on or prior to the date of this Agreement, there have been no material transactions entered into by the Company that have not arisen in the ordinary course of business.

2.14                           Contracts.  The contracts described in the SEC Documents or attached as exhibits thereto that are material to the Company are in full force and effect on the date hereof, and neither the Company nor, to the Company’s knowledge, any other party to such contracts is in breach of or default under any of such contracts which breach or default would reasonably be expected to have a Material Adverse Effect.

2.15                           Taxes.  The Company has filed all necessary federal, state and foreign income and franchise tax returns due prior to the date hereof and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of any material tax deficiency which has been or might be asserted or threatened against it.

2.16                           Investment Company.  The Company is not, and after consummation of the sale of the Securities will not be, an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, or, to its knowledge, a company “controlled by” an “investment company” (other than any Investor) within the meaning of the Investment Company Act of 1940, as amended.

2.17                           Insurance.  The Company maintains and will continue to maintain insurance of the types and in the amounts that the Company reasonably believes is prudent and adequate for its business, all of which insurance is in full force and effect.

2.18                           Legal Proceedings.   There are no legal or governmental, actions, suits or proceedings pending or, to the knowledge of the Company, threatened against the Company or its subsidiaries that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

2.19                           Subsidiaries.  The Company does not own or control, directly or indirectly, any interest in any other corporation, partnership, limited liability company, association, or other business entity.

2.20                           Reservation of Common Stock.  Prior to the issuance of the Securities, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of the Warrants, a sufficient number of shares of Common Stock to provide for issuance of the Warrant Shares (without regard to limits on exercise).

2.21                           Reporting Status.  The Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and so long as an Investor beneficially owns any Securities or Warrant Shares, the Company shall not terminate its status as an issuer subject to the reporting obligations under the Exchange Act even if the rules and regulations thereunder would otherwise permit such termination.

2.22                           Filing of Form 8-K.  On the business day following each Closing, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by this Agreement, including as exhibits to such Current Report on Form 8-K this Agreement, the form of Warrant and such other exhibits as required by the Exchange Act.

2.23                           Corporate Existence.  So long as an Investor beneficially owns any Securities or Warrant Shares, the Company shall maintain its corporate existence, and in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, the Company shall ensure that the surviving or successor entity in such transaction assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith.

2.24                           Transfer Agent Instructions.  The Company shall use all reasonable best efforts to cause its transfer agent, within ten (10) business days, and any subsequent transfer agent, to agree to irrevocable instructions substantially in the form attached hereto as Exhibit H (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Investor or its respective nominee(s), for the Securities in such amounts as specified from time to time by each Investor to the Company and acknowledged by the Company in writing upon exercise of the Warrants.  Prior to registration of the Securities under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 3.8(a) of this Agreement.  The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 2.24 and stop transfer instructions to give effect to Sections 3.7 and 3.8(a) hereof will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Warrants.  If an Investor provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of Securities may be made without registration under the Securities Act or the Investor provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates, or credit shares to one or more balance accounts at DTC, in such name and in such denominations as specified by such Investor and without any restrictive legend.

3.                                       Representations, Warranties and Covenants of the Investors.  Each Investor hereby, severally, and not jointly represents and warrants to and agrees with the Company that, solely as to such Investor:

3.1                                 Authorization.  The Investor has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement by the Investor and the consummation of the transactions hereby, have been duly authorized by all necessary action on the part of the Investor.  This Agreement has been duly executed and delivered by the Investor and constitutes a valid and legally binding agreement of the Investor, enforceable against the Investor in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (c) to the extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws.

3.2                                 Purchase Entirely for Own Account.  The Shares and Warrant to be purchased by the Investor will be acquired for the Investor’s own account for investment, and not as a nominee or agent, and not with a present view to the resale or distribution of any part thereof, other than in a transaction covered by an effective registration statement filed under or exempted from the registration requirements of the Securities Act.  Notwithstanding the foregoing, by making the representations herein, the Investor does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time, provided, however, that such disposition shall be in accordance with or pursuant to a registration statement or an exemption under the Securities Act and any applicable state securities laws.

3.3                                 Reliance Upon Investor’s Representations.  The Investor understands that the issuance and sale of the Securities to it will not be registered under the Securities Act on the ground that such issuance and sale will be exempt from registration under the Securities Act pursuant to section 4(2) thereof, and that the Company’s reliance on such exemption is based on each Investor’s representations set forth herein.

3.4                                 Receipt of Information.  The Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance and sale of the Securities and the business, properties, prospects and financial condition of the Company and to obtain any additional information requested and has received and considered all information it deems relevant to make an informed decision to purchase the Securities.  No person other than the Company has been authorized to give any information or to give any representation not contained in this Agreement in connection with the issuance of the Securities and, if given or made, such information or representation must not be relied upon as having been authorized by the Company.

3.5                                 Investment Experience.  The Investor is knowledgeable, sophisticated and experienced in evaluating and investing in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

3.6                                 Accredited Investor.  The Investor is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

3.7                                 Restricted Securities.  The Investor will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities or Warrant Shares unless (i) pursuant to an effective registration statement under the Securities Act, (ii) such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the Securities Act, or (iii) such holder provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities acquired as of a particular date that can be immediately sold.   Notwithstanding anything to the contrary contained in the Agreement or the Warrants, the Investor may transfer (without restriction and without the need for an opinion of counsel) the Securities and Warrants Shares to its affiliates provided that such affiliate is an “accredited investor” under Regulation D and such affiliate agrees to be bound by the terms and conditions of the Agreement and the Warrants.

3.8                                 Legends.  To the extent applicable, each certificate or other document evidencing any of the Shares shall be endorsed with the legends set forth below, and the Investor covenants that, except to the extent such restrictions are waived by the Company, the Investor shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in the legends endorsed on such certificate (and a stop-transfer order may be placed against the transfer of the certificates for the Shares):

(a)                                  The following legend under the Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL OR UPON EVIDENCE REASONABLY SATISFACTORY TO FIBERSTARS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT OR ANOTHER APPLICABLE EXEMPTION.”

(b)                                 Such other legends as may be required under state securities laws.

The legend set forth above shall be removed and the Company shall issue the relevant securities without such legend to the holder of the Securities upon which it is stamped, if, (i) such Securities are registered for resale under the Securities Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the Securities Act, or (iii) such holder provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities acquired as of a particular date that can be immediately sold.  The Investor agrees to sell all Securities and Warrant Shares, including those represented by a certificate(s) from which the legend has been removed, pursuant to an effective registration statement or under an exemption from the registration requirements of the Securities Act.

3.9                                 Requirements of Foreign Jurisdictions.  The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities, in any jurisdiction outside the United States where action for that purpose is required.  Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

3.10                           No Legal, Tax or Investment Advice.  The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

3.11                           Questionnaires.  The Investor has completed the Stock Certificate and Warrant Questionnaire and the Registration Statement Questionnaire (the “Registration Statement Questionnaire”) attached hereto as Exhibit D-2, for use in the preparation of the Registration Statement, and the information provided therein is true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement.  The Investor hereby agrees to notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its Securities or until the Company is no longer required to keep the Registration Statement effective.

3.12                           Short Sales.  To the Investor’s knowledge, neither the Investor, nor any of its affiliates, is presently the record or beneficial owner of a short-sale position in Company Common Stock.

4.                                       Registration of the Shares; Compliance with the Securities Act.

4.1                                 Registration Procedures and Expenses.  The Company hereby agrees that it shall:

(a)                                  subject to receipt of necessary information from the Investors, prepare and file with the SEC as soon as practicable and in no event later than sixty (60) days following the Second Closing (or, in case the Company’s Shareholders do not vote to approve the sale of the Additional Shares at the Second Closing, sixty (60) days following a Shareholder meeting at which such vote was taken) (each, the “Filing Date”), a registration statement on Form S-3 (the “Registration Statement”), which Registration Statement shall not contain any untrue statement of material fact or omit to state a material fact required to be stated therein, or necessary to make the statement therein, in light of the circumstances in which they were made, not misleading, to enable the resale of the Shares and Warrant Shares and only those additional shares of Common Stock set forth in the Disclosure Schedule (collectively, the “Registrable Shares”) by the Investors from time to time on Nasdaq and use all reasonable efforts to cause such Registration Statement to be declared effective as promptly as possible after filing and to remain continuously effective until the earlier of (i) the later of the fifth anniversary of the Second Closing, provided, however, if there is no Second Closing, then the fifth anniversary of the Initial Closing, plus, in each case, a number of days equal to the number of days, if any, the Registration Statement is suspended or not effective beyond the Grace Period, (ii) such time as all Registrable Shares purchased by such Investor pursuant to this Agreement or the Warrants, as the case may be, may immediately be sold during any 90 day period pursuant to Rule 144 under the Securities Act, or (iii) the closing of an acquisition of the Registrable Securities in exchange for publicly traded stock (i.e., stock that has been registered under the Securities Act for issuance to such Investor and is listed on a national securities exchange or Nasdaq) of another entity (the “Registration Period”).  In the event that Form S-3 is unavailable for such registration, the Company shall use such other form as is available for such a registration.  For purposes of this Section 4.1(a), “Grace Period” shall mean a suspension under Section 4.2(b) and 4.2(c) in excess of sixty (60) days in the aggregate in any twelve month period of time;

(b)                                 prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective at all times until the end of the Registration Period;

(c)                                  furnish to the Investors with respect to the Registrable Shares registered under the Registration Statement such reasonable number of copies of the Registration Statement, prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Investor;

(d)                                 file documents required of the Company for normal blue sky clearance in states specified in writing by the Investor, provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(e)                                  use its reasonable best efforts to cause the Registrable Shares to be listed on Nasdaq in connection with the filing of the Registration Statement under Section 4.1(a);

(f)                                    if a Registration Statement covering all the Registrable Shares acquired by any given Investor under this Agreement is not filed on or before the Filing Date for any reason other than solely by virtue of a breach by any of the Investors of their covenants or obligations contained herein, issue to each such Investor a supplemental warrant in form substantially similar to that set forth at Exhibit B for such number of additional Warrant Shares (each with an initial exercise price equal to $4.50 per share) equal to the product of 0.015 multiplied by the number of Shares set forth above that Investor’s name on its signature page hereto (the “Supplemental Warrant”); provided, further, that, the Company shall issue to such Investor an additional Supplement Warrant for each subsequent fifteen calendar day period commencing on the sixteenth calendar day after the Filing Date if a Registration Statement covering all such Registrable Shares is not filed on or before the expiration of such fifteen day period for any reason other than solely by virtue of a breach by any of the Investors of their covenants or obligations contained herein;

(g)                                 use its reasonable best efforts to cause the Registration Statement to be declared effective on or prior to 120 days following the Filing Date.  If a Registration Statement covering all the Registrable Shares acquired by any given Investor under, and required to be filed by the Company pursuant to, this Agreement is not declared effective by the SEC on or before 120 days following the Filing Date (the “Effective Deadline”) for any reason other than by virtue of a breach by any of the Investors of any of their obligations or covenants hereunder, then the Company shall issue to each such Investor a Supplemental Warrant for each successive fifteen day calendar period after the Effective Deadline terminating upon the earlier to occur of (i) such time as a Registration Statement covering such Registrable Shares is declared effective by the SEC, and (ii) one year following the Effective Deadline.  The payments to which an Investor shall be entitled pursuant to Sections 4.1(f) and (g) are referred to herein as “Registration Delay Payments.”  Registration Delay Payments shall be paid on the last day of each calendar month during which such Registration Delay Payments are incurred, or, if later, the 10th calendar day after such Registration Delay Payments are incurred;

(h)                                 the Company shall permit a single firm of legal counsel (“Legal Counsel”) designated by the holders of at least a majority of the Registrable Shares to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC;

(i)                                     within two (2) business days after a Registration Statement covering Registrable Shares is ordered effective by the SEC, the Company shall deliver, or shall cause its legal counsel to deliver, to the transfer agent for such Registrable Shares (with copies to the Investors) confirmation, substantially in the form as attached at Exhibit G, that such Registration Statement has been declared effective by the SEC; and

(j)                                     bear all expenses in connection with the procedures in paragraph (a) through (h) of this Section 4.1 and the registration of the Registrable Shares pursuant to the Registration Statement other than fees and expenses, if any, of Legal Counsel or other advisers to the Investors or underwriting discounts, brokerage fees and commissions incurred by the Investors, if any.

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 4.1 that the Investor shall furnish to the Company such information regarding itself, the Registrable Shares to be sold by the Investor, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Shares.

4.2                                 Transfer of Registrable Shares After Registration; Suspension.

(a)                                  Subject to Section 4.4, the Investors agree that they will not offer to sell or make any sale, assignment, pledge, hypothecation or other transfer with respect to the Registrable Shares that would constitute a sale within the meaning of the Securities Act except pursuant to the Registration Statement referred to in Section 4.1, and that they will promptly notify the Company of any changes in the information set forth in the Registration Statement after it is prepared regarding the Investor or its plan of distribution to the extent required by applicable law.

(b)                                 In addition to any suspension rights under paragraph (c) below, the Company may, upon the happening of any event, that, in the judgment of Company’s board of directors, renders it advisable to suspend use of the prospectus for no more than sixty (60) days in the aggregate in any twelve (12) month period of time due to pending corporate developments, public filings with the SEC or similar events, suspend use of the prospectus on written notice to each Investor (which notice will not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended suspension, if known), in which case each Investor shall discontinue disposition of Registrable Shares covered by the Registration Statement or prospectus until copies of a supplemented or amended prospectus are distributed to the Investors or until the Investors are advised in writing by the Company that the use of the applicable prospectus may be resumed.

(c)                                  Subject to paragraph (d) below, in the event of:  (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information, (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, (iv) any event or circumstance which necessitates the making of any changes in the Registration Statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall deliver a certificate in writing to the Investors (the “Suspension Notice”) to the effect of the foregoing (which notice will not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended suspension, if known), and, upon receipt of such Suspension Notice, the Investors will refrain from selling any Registrable Shares pursuant to the Registration Statement (a “Suspension”) until the Investors’ receipt of copies of a supplemented or amended prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus.  In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the prospectus so suspended to be resumed as soon as possible after delivery of a Suspension Notice to the Investors.

(d)                                 Provided that a Suspension is not then in effect, the Investors may sell Registrable Shares under the Registration Statement, provided that the selling Investor arranges for delivery of a current prospectus to the transferee of such Registrable Shares.

(e)                                  In the event of a sale of Registrable Shares by an Investor, such Investor must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit F, so that ownership of the Registrable Shares may be properly transferred.

(f)                                    For so long as the Company will have a class of securities registered under Section 12(b) or Section 12(g) of the Exchange Act, the Company covenants that it will file, on a timely basis, any reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder and keep all such reports and public information current to the extent required by Rule 144 under the Securities Act for a period of five (5) years after the last Closing to occur.

4.3                                 Indemnification.  For the purpose of this Section 4.3 only, (i) the term “Registration Statement” shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 4.1(a); and (ii) the term “untrue statement” shall include any untrue statement or any omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(a)                                  The Company agrees to indemnify and hold harmless each Investor and the directors, partners, officers, advisors, agents, representatives and employees of such Investor (and each person, if any, who controls such Investor within the meaning of section 15 of the Securities Act)  from and against any losses, claims, damages or liabilities to which such Investor and the directors, officers, advisors, agents, representatives and employees of such Investor (or such person, if any, who controls such Investor within the meaning of section 15 of the Securities Act)  may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or (ii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Investor (and each person, if any, who controls such Investor within the meaning of section 15 of the Securities Act) for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Investor specifically for use in preparation of the Registration Statement or the failure of such Investor to comply with its covenants and agreements contained in Section 3 or 4.2 hereof or any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to the Investor prior to the pertinent sale or sales by the Investor.

(b)                                 Each Investor, severally and not jointly, agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) and each other Investor from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) or other Investor may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement if, and to the extent, such untrue statement was made in reliance upon and in conformity with information furnished by or on behalf of the indemnifying Investor in writing specifically for use in preparation of the Registration Statement, and the indemnifying Investor will reimburse the Company (or such officer, director or controlling person) or other Investor, as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.  Notwithstanding anything to the contrary contained in this Section 4.3(b), the Investor shall not be liable under this Section 4.3(b) for amounts in excess of the gross proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement.

(c)                                  Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 4.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 4.3 (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action) or from any liability otherwise than under this Section 4.3.  Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person.  After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof.  In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld.  No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(d)                                 If the indemnification provided for in this Section 4.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investors on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement.  The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), no Investor shall be required to contribute any amount in excess of the amount by which the gross amount received by the Investor from the sale of the Registrable Shares to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement.  No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Investors’ obligations in this subsection to contribute are several in proportion to their sales of Registrable Shares to which such loss relates and not joint.

4.4                                 Termination of Conditions and Obligations.  The conditions precedent imposed by Section 4 upon the transferability of the Registrable Shares shall cease and terminate as to any particular number of the Registrable Shares when such Registrable Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Registrable Shares or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act or upon evidence reasonably satisfactory to the Company that such registration is not required, or sold pursuant to Rule 144 of the Securities Act or another applicable exemption.

5.                                       Conditions of each Investor’s Obligations at Closing.  The obligations of each Investor to purchase and pay for Shares and Warrants at the Initial Closing and Second Closing as provided in Section 1 hereof, are subject to the fulfillment or written waiver by such Investor of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent in writing thereto:

5.1                                 Representations and Warranties.  The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the date of the Initial Closing or the Second Closing, as the case may be, with the same effect as though such representations and warranties had been made on and as of the date of the Initial Closing or Second Closing, as the case may be (except for representations and warranties that speak as of a specific date).

5.2                                 Performance.  The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with on or before the date of the Initial Closing or the Second Closing, as the case may be.

5.3                                 Qualifications.  All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the date of the Initial Closing or the Second Closing, as the case may be.  The Company shall have obtained all necessary blue sky permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares.

5.4                                 Opinion of Counsel.  The Investor shall have received the opinion of Pillsbury Winthrop LLP, counsel to the Company, dated the date of the Initial Closing and the Second Closing, as the case may be, substantially in the form set forth as Exhibit E attached hereto.

5.5                                 Required Shareholder Approval.  With respect to the Second Closing only, the Company shall have obtained the Required Shareholder Approval.  The Investors’ obligation to complete the purchase and sale of the Shares and Warrants to be issued and sold at the Second Closing shall be rescinded and funds (including interest thereon) held in Escrow shall be distributed to the respective Investors if (a) the Required Shareholder Approval is not obtained at the Shareholders meeting duly called for the purpose of obtaining such approval, or any continuance thereof, whether by adjournment, postponement or otherwise, (b) the Second Closing has not occurred on or prior to the 80th day following the date of this Agreement, except to the extent any delay in closing is caused solely by the SEC review of the Company’s documents filed with the SEC under the Exchange Act, including any proxy statement filed with respect to such Shareholders meeting and such review prevents the Company from holding a Shareholders meeting to obtain the Required Shareholder Approval, or (c) the Second Closing has not occurred on or before the 120th day following the date of this Agreement unless extended on or prior to such 120th day by a majority in interest of the Investors in the Second Closing (based on the purchase commitments set forth in the Schedule of Investors) (provided however, that no such extension shall be effective with respect to the obligations of any Investor unless such Investor has consented in writing).

5.6                                 Certificates.  The Company shall have delivered to the Investor a duly executed certificate for the Warrants and an irrevocable letter of instruction addressed to the Company’s transfer agent pursuant to which such transfer agent is instructed to deliver the Shares to the Investor in certificated form (in such denominations as are set forth opposite the Investor’s name on the Schedule of Investors with respect to the respective closing).

5.7                                 Organizational Documents.  The Company shall have delivered to the Investors (a) a certificate evidencing the incorporation and good standing of the Company in the State of California issued by the Secretary of State of the State of California, and (b) a secretary’s certificate, dated as of the Closing Date, certifying as to (i) the resolutions of the Board of Directors approving this Agreement and the consummation of the transactions contemplated hereby, (ii) the Articles of Incorporation and (iii) the By-laws, each as in effect at the applicable Closing.

5.8                                 Filings .  The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws.

5.9                                 Nasdaq Listing .  The Common Stock (x) shall be designated for quotation or listed on Nasdaq and (y) shall not have been suspended by the SEC or the Principal Market from trading on Nasdaq nor shall suspension by the SEC or Nasdaq have been threatened either (A) in writing by the SEC or Nasdaq or (B) except as set forth in the Disclosure Schedule, by falling below the minimum listing maintenance requirements of the Nasdaq; and the Shares and Warrant Shares issuable upon exercise of the Warrants (without regard to any limitations on exercises) shall be listed (subject to official notice of issuance) upon the Nasdaq.

5.10                           Rights Agreement Amendment.  The Company shall have amended the Rights Agreement to permit the issuance of the Securities hereunder without triggering rights under the Rights Agreement.

6.                                       Conditions of the Company’s Obligations at Closing.  The obligations of the Company to sell, issue and deliver the Shares and Warrants to each Investor at the Initial Closing and the Second Closing, as provided in Section 1 hereof, are subject to the fulfillment or written waiver by the Company of each of the following conditions by such Investor:

6.1                                 Representations and Warranties.  The representations and warranties of such Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing (except for representations and warranties that speak as of a specific date).

6.2                                 Performance.  The Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with on or before the Closing.

6.3                                 Qualifications.  All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Common Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

6.4                                 Investor Questionnaires.  The Investor shall have completed, executed and delivered to the Company a completed Investor Questionnaire in the form attached hereto as Exhibit D.

6.5                                 Purchase Price.  The Investor shall have deposited its respective Purchase Price for the Shares and Warrants as indicated on the Schedule of Investors into the Escrow.

6.6                                 Required Shareholder Approval.  With respect to the Second Closing only, the Company shall have obtained the Required Shareholder Approval.

6.7                                 Rights Agreement Amendment.  . The Rights Agreement shall have been amended to permit the issuance of the Securities hereunder without triggering rights under the Rights Agreement.

7.                                       Miscellaneous.

7.1                                 Entire Agreement.  This Agreement and the documents referred to herein and all Schedules and Exhibits thereto constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

7.2                                 Survival.  The parties agree that, regardless of any investigation made by the parties, the warranties, representations and covenants of the Company and the Investors contained in or made pursuant to this Agreement (including, without limitation, the provisions of Section 4) shall survive the execution and delivery of this Agreement and each Closing.

7.3                                 Successors and Assigns.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees of any Securities).  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.4                                 Governing Law.  This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

7.5                                 Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.6                                 Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.7                                 Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed given and effective when delivered personally, by telex or telecopier, or by overnight express at the following addresses or to such other address as such party may designate by written notice to the other party in accordance with the provisions of this Section:

If to the Company:	Fiberstars, Inc. 44259 Nobel Drive Fremont, CA 94538
	Attention:	Chief Executive Officer
	Facsimile:	(510) 490-0947

With a copy to:	Pillsbury Winthrop LLP 2550 Hanover Street Palo Alto, CA 94304
	Attention:	Richard Bebb
	Facsimile:	(650) 433-4545

If to an Investor:	See the signature pages hereto

7.8                                 Expenses.  Each party will bear its own expenses related to this Agreement and the transactions contemplated therein.

7.9                                 Attorneys’ Fees.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such party may be entitled.

7.10                           Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors holding a majority of the Securities.  No such amendment shall be effective to the extent that it applies to less than all of the Investors and no such amendment shall be effective to the extent any such amendment affects any rights specifically granted to a particular Investor and not to the other Investors.

7.11                           Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

7.12                           Rights of the Investor.  Each holder of the Securities shall have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement or any Securities, including without limitation the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and such holder shall not incur any liability to any other holder or holders of the Securities with respect to exercising or refraining from exercising any such right or rights.

7.13                           Conflict of Interest Waiver.  Each party to this Agreement acknowledges that Pillsbury Winthrop LLP (“PW”), counsel for the Company, may have in the past and may continue in the future to perform legal services for certain of the Investors in matters unrelated to the transactions described in this Agreement, including the representation of such Investors in formation of other companies, venture capital financings, and other matters.  Accordingly, each party to this Agreement hereby (a) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; (b) acknowledges that PW represented the Company in the transaction contemplated by this Agreement and has not represented any individual Investor or any individual stockholder or employee of the Company in connection with such transaction, and (c) gives its informed consent to PW’s representation of certain of the Investors in such unrelated matters and to PW’s representation of the Company in connection with this Agreement and the transactions contemplated hereby and in other matters.

7.14                           Short Sales.  Each Investor covenants and agrees not to direct or cause the short sale of Company Common Stock prior to the Initial Closing, or, if an Investor has subscribed to purchase in the Second Closing, until the Second Closing or such prior time at which the Investor first receives written notice from the Company that a Second Closing will not proceed.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

FIBERSTARS, INC.

By	/s/ David N. Ruckert
David N. Ruckert
Chief Executive Officer

[INVESTOR SIGNATURE PAGES TO FOLLOW]

COUNTERPART

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

DATED AS OF JUNE 17, 2003

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers to Fiberstars, Inc. the Securities Purchase Agreement (the “Agreement”) to which this counterpart Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Investment in Dollars: $300,000

Number of Shares: 92,308

Number of Warrant Shares: 27,692

Entity name: Micro Capital Fund LP

By:	/s/ Christopher P. Swenson
	Name:	Christopher P. Swenson
	Title:	Vice President, Micro Cap[ital LLC

Address:

Fax:

COUNTERPART

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

DATED AS OF JUNE 17, 2003

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers to Fiberstars, Inc. the Securities Purchase Agreement (the “Agreement”) to which this counterpart Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Investment in Dollars: $100,000

Number of Shares: 30,769

Number of Warrant Shares: 9,230

Entity name: Polaris Partners, LP

By:	/s/ Peter Melhado
	Name:	General Partner
Title:

Address:

Fax:

COUNTERPART

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

DATED AS OF JUNE 17, 2003

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers to Fiberstars, Inc. the Securities Purchase Agreement (the “Agreement”) to which this counterpart Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Investment in Dollars: $20,000

Number of Shares: 7,000

Number of Warrant Shares: 2,100

Entity name: Dorado Fund LLC

By:	/s/ David Lee
	Name:	David Lee
	Title:	Managing Member

Address:

Fax:

COUNTERPART

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

DATED AS OF JUNE 17, 2003

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers to Fiberstars, Inc. the Securities Purchase Agreement (the “Agreement”) to which this counterpart Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Investment in Dollars: $250,000

Number of Shares: 76,923

Number of Warrant Shares: 23,077

Entity name: Michael and Sheila Alessandro

By:	/s/ Michael Alessandro
	Name:	Michael Alessandro

By:	/s/Sheila Alessandro
	Name:	Sheila Alessandro

Address:

Fax:

COUNTERPART

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

DATED AS OF JUNE 17, 2003

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers to Fiberstars, Inc. the Securities Purchase Agreement (the “Agreement”) to which this counterpart Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Investment in Dollars: $200,000

Number of Shares: 61,539

Number of Warrant Shares: 18,462

Entity name: Turning Point Capital LP

By:	/s/ Michael Alessandro
	Name:	Michael Alessandro
	Title:	Managing Director

Address:

Fax:

COUNTERPART

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

DATED AS OF JUNE 17, 2003

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers to Fiberstars, Inc. the Securities Purchase Agreement (the “Agreement”) to which this counterpart Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Investment in Dollars: $250,000

Number of Shares: 76,923

Number of Warrant Shares: 23,077

Entity name:		The Jeffery and Margery Lewis Family Trust, DTD 10/4/89

By:		/s/ Jeffrey Lewis	/s/ Margery Lewis
	Name:	Jeffrey Lewis	Margery Lewis
	Title:	Trustees

Address:

Fax:

COUNTERPART

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

DATED AS OF JUNE 17, 2003

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers to Fiberstars, Inc. the Securities Purchase Agreement (the “Agreement”) to which this counterpart Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Investment in Dollars: $250,000

Number of Shares: $76,923

Number of Warrant Shares: 23,077

Entity name: Roy & Yvonne Polatchek JTWROS

By:		/s/ Roy and Yvonne Polatchek
	Name:	Roy and Yvonne Polatchek
	Title:	Husband and Wife

Address:

Fax:

COUNTERPART

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

DATED AS OF JUNE 17, 2003

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers to Fiberstars, Inc. the Securities Purchase Agreement (the “Agreement”) to which this counterpart Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Investment in Dollars: $150,000

Number of Shares: 46,154

Number of Warrant Shares: 13,846

Entity name: Lauro F. Guerra

By:	/s/ Lauro F. Guerra
	Name:	Lauro F. Guerra
Title:

Address:

Fax:

COUNTERPART

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

DATED AS OF JUNE 17, 2003

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers to Fiberstars, Inc. the Securities Purchase Agreement (the “Agreement”) to which this counterpart Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Investment in Dollars: $1,000,000

Number of Shares: 307,692

Number of Warrant Shares: 92,308

Entity name: The Doshay Family Trust of 1999

By:		/s/ Glenn Doshay
	Name:	Glenn Doshay
	Title:	Trustee

Address:

Fax:

COUNTERPART

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

DATED AS OF JUNE 17, 2003

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers to Fiberstars, Inc. the Securities Purchase Agreement (the “Agreement”) to which this counterpart Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Investment in Dollars: $50,000

Number of Shares: 15,385

Number of Warrant Shares: 4,615

Entity name: Robert Trobec

By:	/s/ Robert Trobec
	Name:	Robert Trobec
Title:

Address:

Fax:

COUNTERPART

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

DATED AS OF JUNE 17, 2003

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers to Fiberstars, Inc. the Securities Purchase Agreement (the “Agreement”) to which this counterpart Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Investment in Dollars: $150,000

Number of Shares: 46,154

Number of Warrant Shares: 13,846

Entity name: Scott DeSano

By:	/s/ Scott DeSano
	Name:	Scott DeSano
Title:

Address:

Fax:

COUNTERPART

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

DATED AS OF JUNE 17, 2003

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers to Fiberstars, Inc. the Securities Purchase Agreement (the “Agreement”) to which this counterpart Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Investment in Dollars: $325,000

Number of Shares: 100,000

Number of Warrant Shares: 30,000

Entity name: Valor Capital Management LP

By:		/s/ John M. Kratky III
	Name:	John M. Kratky III
	Title:	Managing Member of the G.P
Kratky Mangement LLC

Address:

Fax:

COUNTERPART

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

DATED AS OF JUNE 17, 2003

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers to Fiberstars, Inc. the Securities Purchase Agreement (the “Agreement”) to which this counterpart Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Investment in Dollars: $200,001.75

Number of Shares: 61,539

Number of Warrant Shares: 18,462

Entity name: Omicron Master Trust

By:		/s/ Bruce Bernstein
	Name:	Bruce Bernstein
	Title:	President

Address:

Fax:

COUNTERPART

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

DATED AS OF JUNE 17, 2003

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers to Fiberstars, Inc. the Securities Purchase Agreement (the “Agreement”) to which this counterpart Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Investment in Dollars: US $75,000

Number of Shares:

Number of Warrant Shares:

Entity name: Accelera Ventures Ltd.

By:
	Name:	Dennis Kam
	Title:	CEO

Address:

Fax:

COUNTERPART

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

DATED AS OF JUNE 17, 2003

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers to Fiberstars, Inc. the Securities Purchase Agreement (the “Agreement”) to which this counterpart Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Investment in Dollars: $50,000

Number of Shares: 15,384.6

Number of Warrant Shares: 4,615.4

Entity name: J. James Finnerty, IRA

By:	/s/ J. James Finnerty
	Name:	J. James Finnerty
Title:

Address:

Fax:

COUNTERPART

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

DATED AS OF JUNE 17, 2003

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers to Fiberstars, Inc. the Securities Purchase Agreement (the “Agreement”) to which this counterpart Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Investment in Dollars: $149,500

Number of Shares: 46,000

Number of Warrant Shares: 13,800

Entity name: TCMP3 Partners

By:		/s/ Walter Schenker
	Name:	Walter Schenker
	Title:	Principal

Address:

Fax:

COUNTERPART

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

DATED AS OF JUNE 17, 2003

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers to Fiberstars, Inc. the Securities Purchase Agreement (the “Agreement”) to which this counterpart Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Investment in Dollars: $250,000

Number of Shares: 76,923

Number of Warrant Shares: 23,077

Entity name: American High Growth Equities Retirement Trust

By:		/s/ Brad Butler
	Name:	Brad Butler
	Title:	Trustee

Address:

Fax:

COUNTERPART

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

DATED AS OF JUNE 17, 2003

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers to Fiberstars, Inc. the Securities Purchase Agreement (the “Agreement”) to which this counterpart Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Investment in Dollars: $97,500

Number of Shares: 30,000

Number of Warrant Shares: 9,000

Entity name: F. Van Kasper IRA Wells Fargo Bank

By:	/s/ F. Van Kasper
	Name:	F. Van Kasper
Title:

Address:

Fax:

COUNTERPART

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

DATED AS OF JUNE 17, 2003

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers to Fiberstars, Inc. the Securities Purchase Agreement (the “Agreement”) to which this counterpart Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Investment in Dollars: $200,000

Number of Shares: 61,539

Number of Warrant Shares: 18,462

Entity name: Trigran Investment L.P.

By:	/s/ Lawrence Obermann
	Name:	Lawrence Obermann
	Title:	Vice President of General Partner

Address:

Fax:

COUNTERPART

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

DATED AS OF JUNE 17, 2003

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers to Fiberstars, Inc. the Securities Purchase Agreement (the “Agreement”) to which this counterpart Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Investment in Dollars: $299,000

Number of Shares: 92,000

Number of Warrant Shares: 27,600

Entity name: Jupiter Partners

By:	/s/ Alan R. Brudos
	Name:	Alan R. Brudos
	Title:	Partner

Address:

Fax:

COUNTERPART

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

DATED AS OF JUNE 17, 2003

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers to Fiberstars, Inc. the Securities Purchase Agreement (the “Agreement”) to which this counterpart Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Investment in Dollars: $19,500

Number of Shares: 6,000

Number of Warrant Shares: 1,800

Entity name: Robert W. Ledoux

By:	/s/ Robert W. Ledoux
	Name:	Robert W. Ledoux
Title:

Address:

Fax:

EXHIBIT A

SCHEDULE OF INVESTORS

Initial Closing:

Investor Name	Number of Shares Purchased from Company	Number of Warrants	Investment In Dollars

MicroCapital Fund LP	92,308	27,692	$300,000.00
Polaris Partners	30,769	9,230	$100,000.00
Dorado Fund LLC	7,000	2,100	$22,750.00
Michael and Sheila Alessandro	76,923	23,077	$250,000.00
Turning Point Capital LP	61,539	18,462	$200,000.00
The Jeffrey and Margery Lewis Family Trust, DTD 10/4/89	76,923	23,077	$250,000.00
Lauro F. Guerra	46,154	13,846	$150,000.00
The Doshay Family Trust of 1999	307,692	92,308	$1,000,000.00
Roy and Yvonne Polatchek, JTRWOS	76,923	23,077	$250,000.00
Robert Trobec	15,385	4,615	$50,000.00
Scott DeSano	46,154	13,846	$150,000.00
Valor Capital Management LP	85,308	25,592	$277,250.00

First Closing Total	923,078	276,922	$3,000,000.00

Second Closing:

Investor Name	Number of Shares Purchased from Company	Number of Warrants	Investment In Dollars

Valor Capital Management LP	14,692	4,408	$47,750.00
J. James Finnerty, IRA	15,385	4,615	$50,000.00
TCMP3 Partners	46,000	13,800	$149,500.00
American High Growth Equities Retirement Trust	76,923	23,077	$250,000.00
Omicron Master Trust	61,539	18,462	$200,000.00
F. Van Kasper IRA Wells Fargo Bank	30,000	9,000	$97,500.00
Trigran, Inc.	61,539	18,462	$200,000.00
Accelera Ventures, LTD	23,077	6,923	$75,000.00
Jupiter Partners	92,000	27,600	$299,000.00
Robert W. Ledoux	6,000	1,800	$19,500.00

Second Closing Total	427,155	128,147	$1,388,250.00

Offering Total	1,350,233	405,069	$4,388,250.00

A-1